Exhibit 99.1

Vivos Therapeutics Announces Intent to File a Registration Statement for a Proposed Rights Offering

LITTLETON, Colo., June 11, 2026 — Vivos Therapeutics, Inc. (“Vivos” or the “Company”) (NASDAQ: VVOS), a leading medical device and healthcare services company focused on the treatment of breathing-related sleep disorders and associated chronic health conditions, including mild-to-severe obstructive sleep apnea (“OSA”) , today announced that it intends to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) for a proposed rights offering pursuant to which the Company would distribute, as a dividend, transferable subscription rights to its shareholders.

The Company currently expects to file a registration statement in connection with the proposed rights offering. Subject to and following the SEC declaring the registration statement effective, the Company intends to distribute the rights as a dividend to shareholders as of a proposed record date to be set as the 30th day following the registration statement being declared effective by the SEC. The timing of the proposed rights offering is solely dependent upon the SEC declaring the future registration statement effective, and there can be no assurance as to whether or when effectiveness will occur.

Key Terms of the Proposed Rights Offering

●	Exercise price: Each right is expected to entitle the holder to purchase one share of Vivos common stock at an exercise price that is the greater of $1.25 per share or 20% above the market price on the day before the record date as defined above. The final exercise price will be set forth in the prospectus.
●	Trading and transferability: The rights are intended to be listed for trading on a securities exchange, subject to satisfaction of applicable listing requirements and any regulatory requirements.
●	Term: The rights will be exercisable for a period of nine (9) months.
●	Subsequent (“exploding”) right: Upon exercise of a right, the holder is expected to receive a similar nine-month trading right with an expected exercise price that is the greater of $1.75 per share or 40% above the market on the day before the record date. The terms of any subsequent right will be described in the prospectus.

The foregoing terms are preliminary and indicative only. The final terms of the proposed rights offering, if commenced, will be set forth in the prospectus included in the registration statement. The Company reserves the right to modify any or all of the foregoing terms at any time.

Conditions to Completion of the Proposed Rights Offering

The proposed rights offering remains subject to a number of conditions, any of which could delay, alter, or prevent its completion. These include, without limitation: (i) the preparation, filing, and the SEC declaring effective a registration statement covering the rights, the underlying shares of common stock, and the subsequent rights; (ii) compliance with applicable rules of any applicable securities exchange, including any shareholder-approval requirements that may apply and the listing of the new securities; (iii) the availability of a sufficient number of authorized but unissued shares of common stock, which may require an amendment to the Company’s certificate of incorporation and a shareholder vote; (iv) all required approvals and authorizations by the Company’s Board of Directors; (v) the absence of any conflict with the Company’s organizational documents or existing contractual obligations, including its outstanding financing arrangements and warrants; (vi) registration or qualification under applicable state securities or ‘blue sky’ laws, or the availability of an exemption therefrom; and (vii) prevailing market conditions. There can be no assurance that any or all of these conditions will be satisfied, and the Company reserves the right to modify, postpone, or terminate the proposed rights offering at any time prior to completion. The timing of the proposed rights offering is solely dependent upon the SEC declaring the planned future registration statement effective.

Management Commentary

“We are pleased to move forward with our plans to prepare a registration statement for a proposed rights offering, which, if completed, is intended to provide the Company with additional capital to support its operations and general corporate purposes,” said R. Kirk Huntsman, Chief Executive Officer of Vivos Therapeutics. The Company can give no assurance that the proposed rights offering will be commenced or completed, and any offering will be made only by means of a prospectus.

The Company intends to provide additional details regarding the record date, distribution ratio, and other terms of the proposed rights offering if and when the registration statement is filed and subsequently declared effective by the SEC.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of securities will be made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. No money or other consideration is being solicited, and if sent in response, will not be accepted.

About Vivos Therapeutics, Inc.

Vivos Therapeutics, Inc. (NASDAQ: VVOS) is a medical technology and healthcare services company focused on developing and commercializing innovative diagnostic and treatment methods for patients suffering from breathing and sleep issues arising from certain dentofacial abnormalities such as obstructive sleep apnea (OSA) and snoring in adults. Vivos’ devices have been cleared by the U.S. Food and Drug Administration (FDA) for adult patients diagnosed with all severity levels of OSA and moderate-to-severe OSA in children ages 6 to 17. Vivos’ groundbreaking Complete Airway Repositioning and Expansion (CARE) devices are the only FDA 510(k) cleared technology for treating severe OSA in adults and the first to receive clearance for treating moderate-to-severe OSA in children.

OSA affects over 1 billion people worldwide, yet 80% or more remain undiagnosed and unaware of their condition. This chronic disorder is not just a sleep issue—it is closely linked to many serious chronic health conditions. While the medical community has made strides in treating sleep disorders, breathing and sleep health remain areas that are still not fully understood. As a result, legacy OSA treatments like CPAP are often mechanistic and fail to address the root causes of OSA.

Founded in 2016 and based in Littleton, Colorado, Vivos is working to change this. Through innovative technology, education, and acquisitions of, or commercial collaborations with, sleep healthcare providers, Vivos is empowering healthcare providers to address the complex needs of OSA patients more thoroughly.

Vivos calls the use of its appliances and protocols to treat OSA The Vivos Method, which offers a proprietary, clinically effective solution that is nonsurgical, noninvasive, and nonpharmaceutical, providing hope to allow patients to Breathe New Life.

For more information, visit www.vivos.com.

Forward-Looking Statements

This press release and statements of the Company’s management contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) concerning future events. Words such as “may”, “should”, “expects”, “projects,” “intends”, “plans”, “believes”, “anticipates”, “hopes”, “estimates”, “aim,” “goal” and derivations of such words and similar expressions about the future are intended to identify forward-looking statements. These statements involve significant known and unknown risks and are based upon several assumptions and estimates, which are inherently subject to significant uncertainties and contingencies, many of which are beyond Vivos’ control. Forward-looking statements include, without limitation, statements regarding: the Company’s intention to file a registration statement with the SEC for the proposed rights offering; the anticipated timing of such filing and of effectiveness; the proposed distribution of subscription rights as a dividend to shareholders and the proposed record date therefor; the expected terms of the rights, including the expected subscription price, the subscription ratio, the duration of the exercise period, the contemplated transferability of the rights, and any subsequent rights issuable upon exercise; the anticipated manner and purpose of the offering; and the Company’s ability to commence, structure and complete the proposed offering on the contemplated terms or at all. Actual results may differ materially and adversely from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (i) whether and when the SEC will declare the registration statement effective; the risk that the proposed offering is delayed, modified, postponed or abandoned prior to completion; (ii) the Company’s ability to satisfy the conditions to the offering, including the listing of the new securities on, and compliance with the applicable rules of, The Nasdaq Stock Market and/or any applicable securities exchange, and any shareholder-approval requirements that may apply; (iii) the availability of a sufficient number of authorized but unissued shares of common stock, which may require an amendment to the Company’s certificate of incorporation and a shareholder vote; (iv) final approval and authorization by the Company’s Board of Directors; (v) the absence of any conflict with the Company’s organizational documents or existing contractual obligations, including its outstanding financing arrangements and warrants; (vi) the trading price and trading volume of the Company’s common stock and of the rights, including in relation to the exercise price; (vii) the uncertain tax treatment to shareholders of the receipt, ownership, sale or exercise of transferable rights received as a dividend; (viii) the Company’s ability to access capital on acceptable terms or at all; (ix) the level of participation by shareholders in the offering and the amount of proceeds, if any, ultimately realized; (x) general economic and market conditions and (xi) other risk factors described in Vivos’ filings with the SEC. Vivos’ filings can be obtained free of charge at https://vivos.com/investors/sec-filings/. Except to the extent required by law, Vivos expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Vivos’ expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Investor Relations Contact

Vivos Therapeutics, Inc.

Jennifer Hauser

investors@vivoslife.com

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